[GRAPHIC OF FLAGS OMITTED]

         [GRAPHIC OF THE GABELLI GLOBAL MULTIMEDIA TRUST INC. OMITTED]

                           [MOUNTAIN GRAPHIC OMITTED]

ANNUAL REPORT
DECEMBER 31, 2000

         [GRAPHIC OF THE GABELLI GLOBAL MULTIMEDIA TRUST INC. OMITTED]

               Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values.
               They also stand out in an increasingly
               complex, interconnected and interdependent economic world.

--------------------------------------------------------------------------------
                          [GRAPHIC OF 5 STARS OMITTED]
--------------------------------------------------------------------------------
                          MORNINGSTAR RATED[TRADE MARK]
                         GABELLI GLOBAL MULTIMEDIA TRUST
                      5 STARS OVERALL AND FOR THE THREE AND
                         FIVE-YEAR PERIOD ENDED 12/31/00
                   AMONG 52 CLOSED-END DOMESTIC EQUITY FUNDS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 #1 SECTOR FUND!
--------------------------------------------------------------------------------
                        LIPPER INC. RANKED GABELLI GLOBAL
                  MULTIMEDIA TRUST #1 FOR THE FIVE-YEAR PERIOD
                       ENDED 12/31/00 AMONG 14 CLOSED-END
                              SECTOR EQUITY FUNDS.
--------------------------------------------------------------------------------


               INVESTMENT OBJECTIVE:

               The Gabelli Global Multimedia Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective. The Fund seeks opportunities for long-term growth within the context of two main investment universes: companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, the Fund will invest in companies participating in emerging technological advances in interactive services and products.


                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

TO OUR SHAREHOLDERS,

      In the fourth quarter of 2000, multimedia stocks continued to decline, closing the year sharply lower. Advertising supported media companies were casualties of the rapidly decelerating economy. Telecommunications stocks were hit particularly hard as profit taking by momentum investors, constrained capital markets, and intense price competition in legacy businesses undermined one of the best performing market sectors in recent years.

INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 2000, The Gabelli Global Multimedia Trust's (the "Multimedia Trust") net asset value ("NAV") total return declined 14.04% after adjusting for the reinvestment of the $1.50 per share distribution paid on December 26, 2000. The Morgan Stanley Capital International World Free Index of global equity markets, the Lipper Global Fund Average, and the Nasdaq Composite Index declined 6.49%, 7.04%, and 32.70%, respectively, over the same period. The Morgan Stanley World Free Index and Nasdaq Composite Index are unmanaged indicators of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category.

[PHOTO OF MARIO J. GABELLI OMITTED]

[GRAPHIC OF THE GABELLI GLOBAL MULTIMEDIA TRUST INC. OMITTED]

      The Multimedia Trust fell 24.92% for 2000, after adjusting for the reinvestment of the $1.575 per share in distributions and an adjustment of $1.36 per share attributable to the intrinsic value of the rights distributed during this period. The Morgan Stanley World Free Index, Lipper Global Fund Average, and Nasdaq Composite Index declined 13.94%, 10.27%, and 39.18%, respectively, over the same twelve-month period. This was in sharp contrast to 1999 when our Fund advanced 96.58% after adjusting for the reinvestment of the $3.62 per share in distributions paid during the period, versus an 86.13% gain for the Nasdaq Composite Index during the same period. Clearly, we outperformed the Nasdaq Composite Index on the upside as well as on the downside. Little comfort, however, for those of us who thrive on generating positive returns in all market environments.

      For the two-year period ended December 31, 2000, the Multimedia Trust average annual total return was a solid 21.70%, including reinvestments of $5.195 per share in distributions and an adjustment of $1.36 per share attributable to the rights offering, versus average annual total returns of 9.14%, 22.21%, and 6.41% for the Morgan Stanley World Free Index, Lipper Global Fund Average, and Nasdaq Composite Index, respectively. For the five-year period ended December 31, 2000, the Multimedia Trust's total return averaged 23.58% annually, including reinvestments of $7.22 per share in distributions and an adjustment of $1.36 per share attributable to the rights offering, versus average annual returns of 11.62%, 12.86%, and 18.96% for the Morgan Stanley World Free Index, Lipper Global Fund Average, and Nasdaq Composite Index, respectively.

      Since inception on November 15, 1994 through December 31, 2000, the Multimedia Trust had a cumulative total return of 231.50%, including adjustments of $9.37 for distributions and rights offerings, which equates to an average annual total return of 21.58%. This compares favorably with returns of 20.65%, 20.72%, and 20.97% for the S&P 500 Index, Dow Jones Industrial Average, and Nasdaq Composite Index, respectively, over the same period.

      The Multimedia Trust's common shares ended the fourth quarter at $10.31 per share on the New York Stock Exchange, a total return decline of 13.79% for the fourth quarter. The Multimedia Trust's common shares declined 34.96% during 2000 after adjusting for all distributions and the rights offering.

      Stated another way, if you received 1,000 shares on November 15, 1994 when we distributed the stock from the Equity Trust, and reinvested all distributions and participated in both rights offerings, today you would have 2,715 shares with a net asset value of $33,150.

RIGHTS OFFERING 2000 -- AN OUTSTANDING  SUCCESS -- THANK YOU

      The  Multimedia   Trust  Rights  Offering  proved  once  again  to  be  an
overwhelming success. Rights offerings have historically been a fair and efficient method to raise additional capital. This method is widely used in England. The traditional rights offering

[PYRAMID GRAPHIC OMITTED]
TEXT AS FOLLOWS:

EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH
allows an issuer's shareholders to participate directly in the growth of that issuer by purchasing additional common shares at a set subscription price.

      Shareholders of record on June 19, 2000 were issued one Right for each share of the Multimedia Trust. Three Rights were required to purchase one additional share of the Multimedia Trust at $13.00 per share without incurring commission costs. (All shareholders who exercised their rights received a distribution of $1.50 per share if they held their shares on December 15, 2000). Shareholders remitted over $85 million in subscription requests, of which the Trust retained $46.8 million for the 3,598,938 shares offered. This compares favorably to our 1995 rights offering where the Trust's shareholders remitted approximately $44 million in subscription requests and $18.6 million in additional capital was raised.

      Furthermore, since these Rights were transferable, shareholders who chose not to exercise their Rights, could sell their rights. The market value of the Rights during the subscription period was such that sellers of the Rights would have regained a portion of the ultimate decline in the value of their holdings that resulted from the Offering. Our subscription agent, Boston EquiServe, sold Rights in the open market through Gabelli & Company, Inc. at a nominal commission through July 25, 2000.

      We appreciate the efforts of the brokerage community in explaining the offering to their clients, resulting in a high level of participation.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                                                  Quarter
                                 -----------------------------------
                                  1st       2nd       3rd      4th       Year
                                  ---       ---       ---      ---       ----
  2000:   Net Asset Value ....  $20.82    $18.60    $16.03   $12.21     $12.21
          Total Return .......    5.1%     (3.5)%   (13.8)%  (14.0)%    (24.9)%
-------------------------------------------------------------------------------
  1999:   Net Asset Value ....  $14.14    $16.79    $16.75   $19.90     $19.90
          Total Return .......   15.9%     18.7%      3.0%    38.7%      96.6%
-------------------------------------------------------------------------------
  1998:   Net Asset Value ....  $11.62    $11.90    $10.11   $12.20     $12.20
          Total Return .......   17.3%      2.4%    (12.6)%   26.8%      33.0%
-------------------------------------------------------------------------------
  1997:   Net Asset Value ....   $8.23     $9.28    $10.09    $9.91      $9.91
          Total Return .......    1.7%     12.8%      8.7%     7.7%      34.4%
-------------------------------------------------------------------------------
  1996:   Net Asset Value ....   $8.17     $8.59     $8.49    $8.09      $8.09
          Total Return .......    4.6%      5.1%     (1.2)%    0.5%       9.2%
-------------------------------------------------------------------------------
  1995:   Net Asset Value ....   $7.67     $7.94     $7.93    $7.81      $7.81
          Total Return .......    2.1%      3.5%      5.7%     2.1%      14.1%
-------------------------------------------------------------------------------
  1994:   Net Asset Value ....    --        --        --      $7.51      $7.51
          Total Return .......    --        --        --       0.8%       0.8%
-------------------------------------------------------------------------------

--------------------------------------------------------------
                Average Annual Returns - December 31, 2000
                ------------------------------------------
                     NAV Average          Average Annual
                  Annual Return (a)    Investment Return (c)
                -------------------    -------------------
1 Year ...........   (24.92)%                (34.96)%
5 Year ...........    23.58%                  22.17%
Life of Fund (b) .    21.58%                  16.40%
--------------------------------------------------------------

(a) Total returns and average annual returns reflect changes in net asset value, reinvestment of distributions, and adjustments for rights offerings, and are net of expenses. Based on initial net asset value of $7.50. Of course, the returns noted represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost.

(b) From commencement of investment operations on November 15, 1994.

(c) Based on initial offering price of $7.50 and closing market values on the New York Stock Exchange.

GLOBAL ALLOCATION

      The accompanying chart presents the Multimedia Trust's holdings by geographic region as of December 31, 2000. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Trust's future portfolio.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/00

United States                        75.0%
Europe                               10.9%
Asia/Pacific Rim                      7.3%
Canada                                4.7%
Latin America                         2.1%


EQUITY MIX

      The Multimedia Trust's investment premise falls within the context of two main investment themes: 1) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and 2) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications and commerce-related services such as basic voice, data and the Internet.

      The accompanying chart depicts the equity mix of the copyright/creativity and distribution companies in the Trust's portfolio as of December 31, 2000.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                      HOLDINGS BY CLASSIFICATION - 12/31/00

Distribution                         62.6%
Copyright/Creativity                 37.4%


COMMENTARY

SHIFTING REGULATORY WINDS

      Although we can probably expect a large degree of legislative gridlock over the next several years, we believe the new Bush Administration will assume a more relaxed regulatory posture favoring economically sensible consolidation in a wide range of industries.

      We expect that the new Federal Communications Commissioner will take a hard look at current cross ownership rules preventing media companies from owning newspapers and television stations in the same markets. If cross ownership restrictions are eliminated, we will see another major round of consolidation in the media industry. Cable television companies may also be allowed to increase their national footprints, prompting more cable deals. Telecommunications companies may be given the green light to compete against all comers in the full spectrum of modern communications services. We believe the current financial difficulties of some of the most innovative and technologically advanced young communications companies demands that regulatory policies restraining consolidation in the telecommunications arena be reconsidered.

      We also believe that the regulators will be somewhat more free-minded regarding some of the anti-trust issues that have threatened and/or aborted mergers of large companies in recent years. There should be restraints on anti-competitive activity in corporate America. However, in general, we believe the freedom of capital to seek its highest rate of return enhances competition rather than restrains it, particularly in an age of great technological change.

TIME WARNER/AOL:  THE NEXT DECADE

      The Federal Trade Commission ("FTC") has recently approved America Online's $110 billion dollar merger with Time Warner. The new AOL Time Warner is a colossus of content (news, recorded music, filmed entertainment, television programming, books and magazines) and distribution (America's second largest cable television system plus the world's largest Internet Service Provider), with the potential to dramatically change the entire multimedia industry. In order to get the FTC's blessing, Time Warner agreed to give competing Internet Service Providers access to all its cable television systems. This represents a major step in bringing high-speed Internet access to a greater percentage of the American public and ushering in a new age of media interactivity.

      The opportunities for the new AOL Time Warner are almost limitless. However, it would be a formidable challenge to integrate all these content and distribution assets in a manner that maximizes the company's growth potential. And, like all grand mergers before, this one could fail. The world will be closely watching AOL Time Warner's progress over the next year. If the company appears to be succeeding, we will likely see a frenzy of merger and acquisition activity marrying content to distribution throughout the multimedia industry.

IF WE BUILD IT, THEY WILL COME

      The world is going on-line. The strong global demand for high-capacity, high-speed data transmission services, both wired and wireless, will only get stronger over the next decade. Much of the infrastructure for "third generation" communications networks is already in place in the U.S., Europe, and Japan, and in varying stages of development in emerging market nations in Asia and Latin America. The technology to run these systems is good and getting better. Why aren't we making faster progress in completing this economically essential project? The telecommunications industry, notably the new entrants, is temporarily short on cash.

      The U.S. capital markets have closed their doors. After bringing numerous promising young communications companies to market in recent years, the new issues pipeline has collapsed and high-yield debt financing has also dried up. Some truly terrific small cap communications companies are rapidly running out of money. I am not talking about dot-com stocks with questionable business models, but rather technologically advanced Internet Service Providers ("ISPs"), Competitive Local Exchange Carriers ("CLECs"), and global fiber optic network companies, which, given time, could make a good deal of money satisfying the exploding demand for bandwidth.

      The capital markets are shying away from established communications companies as well, with Standard & Poor's and Moody's threatening to reduce the credit rating on some industry leaders' debt. Also, industry giants' cash flows are being pinched by intense price competition in legacy businesses, particularly the traditional local and long distance voice communications markets. This is also restraining investment in new systems and services.

      Communications technology companies are also suffering the consequences of communications services providers' current quandary. Demand for telecommunications equipment and components has slowed, and revenues and earnings for industry leaders such as Lucent Technologies, Nortel Networks, and Motorola are taking a hit.

BREAKING THE BOTTLENECK

      We don't believe the telecommunications revolution will remain stalled for long. Joint ventures such as NTT DoCoMo's recently announced investment in AT&T Wireless should help get capital moving in the right direction again. More enlightened regulatory policies promoting rather than restraining global consolidation would also help free up capital. With the costs of building new systems (raw material, labor, and capital) rising and the price of valuable communications assets falling in the global equity markets, we could see a major round of "cheaper to buy than to build" consolidation in the telecommunications sector. We may also see cash flows in the industry improve as communications companies stop competing on the basis of price alone and start marketing the reliability and quality of their services. This would provide additional incentive for completing technologically advanced communications networks ahead of the competition. We can envision a day in the not too distant future when businesses and consumers will pay nothing for individual calls or Internet visits, but a respectable price for access to reliable, high-quality, high-speed networks.

DEAL ACTIVITY

      A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to take advantage of these developments. Consolidation in a particular industry is one such dynamic. As we have shared with you in previous quarterly letters, the continued high level of activity in mergers and acquisitions contributed significantly to the performance of our Global Multimedia Trust. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.

--------------------------------------------------------------------------------
                              2000 COMPLETED DEALS

                                                      NUMBER       AVERAGE COST     CLOSING
   FUND HOLDING                                    OF SHARES (a)   PER SHARE (b)   PRICE (c)   CLOSING DATE  % RETURN (d)
   ------------                                    -------------   -------------   ---------   ------------  ------------

   FIRST QUARTER 2000 ANNOUNCED DEALS
   ----------------------------------
   CommNet Cellular Inc.                              75,000           $28.19        $32.38      01/06/00       14.86%
   Aliant Inc.                                         8,745             9.06         19.02      01/28/00      109.93%
   Ascent Entertainment Group Inc.                   250,000            11.95         15.25      03/28/00       27.62%

   SECOND QUARTER 2000 ANNOUNCED DEALS
   -----------------------------------
   Times Mirror Co., Cl. A                             4,500            23.58         94.94      04/18/00      302.63%
   Aerial Communications Inc.                         55,000            12.97         49.63      05/04/00      282.65%
   EarthLink Network Inc.                              3,230            14.01         18.44      05/09/00       31.62%
   Cable & Wireless Communications plc                 3,000            20.90         69.38      05/11/00      231.96%
   Hachette Filipacchi Medias                          3,500            24.94         76.57      05/19/00      207.02%
   Flextech plc                                        6,000             6.26         13.79      05/22/00      120.29%
   CTV Inc.                                            4,000             8.40         38.50      05/26/00      358.33%
   Mirage Resorts Inc.                                10,000            14.81         20.94      05/31/00       41.39%
   Quebec-Telephone                                    6,000             7.35         15.53      06/05/00      111.29%
   NRJ SA                                                300            75.65        610.02      06/16/00      706.37%

   THIRD QUARTER 2000 ANNOUNCED DEALS
   ----------------------------------
   GTE Corp.                                          25,000            51.21         62.25      07/03/00       21.56%
   US West Inc.                                        5,000            59.27         85.75      07/03/00       44.68%
   TV Guide Inc., Cl. A                               35,000            23.11         45.63      07/13/00       97.45%
   COMSAT Corp.                                       10,000            25.98         28.38      08/03/00        9.24%
   AMFM Inc.                                           1,000             7.16         72.31      08/31/00      909.95%
   Canwest Global Communications Corp.                12,149            11.61         13.00      09/28/00       11.97%
   Canwest Global Communications Corp.,
      Sub-Voting                                      18,223             5.05         29.56      09/28/00      485.31%

   FOURTH QUARTER 2000 ANNOUNCED DEALS
   ------------------------------------
   Dun & Bradstreet Corp.                              1,000            26.33         36.19      10/03/00       37.44%
   Videotron Groupe                                   10,000             9.40         29.65      10/19/00      215.46%
   Canal Plus, ADR                                    60,000             7.18         27.88      12/11/00      288.23%
   Vivendi                                            26,100            42.62         66.78      12/11/00       56.69%

--------------------------------------------------------------------------------

(a) Number of shares held by the Fund on the final day of trading for the issuer.
(b) Average purchase price of issuer's shares held by the Fund on the final day of trading for the issuer.
(c) Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer.
(d) Represents average estimated return based on average cost per share and closing price per share.

NOTE: SEE THE PORTFOLIO OF INVESTMENTS FOR A COMPLETE LISTING OF HOLDINGS.

--------------------------------------------------------------------------------

YEAR-END INVESTMENT SCORECARD

      In recent years, we have posted exceptionally high investment batting averages, resulting from solid stock picking and the strong performance of multimedia stocks around the globe. This year, we looked like a "good glove, no bat" utility infielder, who couldn't hit the curveballs the market was throwing. Losers outnumbered gainers in our portfolio by a wide margin. No industry sub-sector or geographic region was spared. In some sectors, larger players held up better than smaller companies. In other sectors, the reverse was true. In essence, investors dumped almost every stock in the global multimedia universe.

The following is an excerpt from Sandra Block's article in USATODAY, January 19, 2001

BUSH PORTFOLIO SHOWS FISCAL CONSERVATISM.

      It's hard to tell if George W. Bush's investment portfolio is compassionate, but it's certainly conservative. The president has more than half his assets in U.S. Treasury notes, according to financial disclosures filed last year. Stocks and mutual funds account for 11% to 17% of his portfolio. The rest is invested in real estate, cash and private partnerships. That strategy paid off in 2000.

-------------------------------
   GEORGE W. BUSH'S FUNDS
   ----------------------
   Gabelli Equity Trust
   Gabelli Global Multimedia
   Gabelli Utility Trust
   American Funds
-------------------------------

      Northern Trust, the trust manager, makes investment decisions without his knowledge. The arrangement is designed to avoid conflicts of interest.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

LIBERTY CORP. (LC - $40.6875 - NYSE) is a television broadcasting company headquartered in Greenville, S.C. Liberty's Cosmos Broadcasting owns and operates fourteen network affiliated television stations mainly in the Southeast and Midwest. Eight stations are affiliated with NBC, four with ABC and two with CBS. These stations serve more than four million households and include two stations that were purchased in December 2000 from Civic Communications for $204 million. In February 1999, Liberty hired an investment banker and began a strategic review. In November 2000, Liberty completed the sale of its insurance operations to Royal Bank of Canada for $650 million, refocusing the company on its broadcasting operations.

LIBERTY MEDIA GROUP (LMG'A - $13.5625 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ! Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T.

TELEPHONE & DATA SYSTEMS INC. (TDS - $90.00 - AMEX) provides mobile and local phone services to 3.6 million customers in 35 states. TDS conducts the vast majority of its cellular operations through its 81% owned United States Cellular Corp. (USM - $60.25 - AMEX) and conducts its telephone operations through its wholly-owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless Corp. (VSTR - $100.625 - Nasdaq), TDS now owns 35.6 million shares of VoiceStream valued at over $4.0 billion. VoiceStream is in the process of being acquired by Deutsche Telekom (DT - $29.25 - NYSE), a former German phone monopoly, for 3.2 DT shares plus $30 in cash per VSTR share.

VIACOM INC. (VIA - $47.00 - NYSE) is diversified media company with businesses across many media platforms. The firm operates cable networks (including VH1, MTV, Showtime and Nickelodeon), television networks and stations (including the CBS and UPN Television networks and numerous affiliated TV stations in major markets), major market radio stations and outdoor advertising (through Infinity Broadcasting), a movie studio (Paramount), a publishing house (Simon and Schuster), amusement parks (Paramount Parks) and video rental operations (Blockbuster Inc). The company focuses on high growth businesses and aims to deliver cash flow growth that is above the industry average.

VIVENDI  UNIVERSAL SA (EX.PA - $65.8125 - PARIS STOCK  EXCHANGE;  V - $65.3125 -
NYSE) recently completed its merger with Canal Plus, of France, and Seagram, of Canada, thus creating a global communications and entertainment powerhouse. Vivendi now owns wireless and wireline communications companies, European cable and satellite assets, Havas Publishing, Seagram's former Universal Film, Music, and Entertainment divisions and a varied assortment of internet investments.
Moreover,   the  firm  owns  large  stakes  in  USA  Networks  and  British  Sky
Broadcasting. Vivendi has announced plans to eventually spin-off Vivendi Environment, its utility subsidiary, in the next few years. At that time, Vivendi will have completed its transition from France's largest environmental services company to a global communications company.

STOCK REPURCHASE PLAN

      The Gabelli Global Multimedia Trust is authorized to repurchase up to 1,000,000 shares of the Multimedia Trust's outstanding common shares. Pursuant to this stock repurchase plan, the Multimedia Trust may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through December 31, 2000, 735,633 shares have been repurchased in the open market under this stock repurchase plan.

7.92% CUMULATIVE PREFERRED STOCK - DIVIDENDS

      The Multimedia Trust's 7.92% Cumulative Preferred Stock paid a cash distribution on December 26, 2000 of $0.495 per share. For the year ended December 31, 2000, Preferred Stock shareholders received distributions totaling $1.98, the annual dividend rate per share of Preferred Stock. The next distribution is scheduled for March 2001.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

WHO              WHAT                        WHEN
---              ----                        ----
Mario Gabelli    Chief Investment Officer    First Monday of each month
Howard Ward      Large Cap Growth            First Tuesday of each month
Barbara Marcin   Large Cap Value             Last Wednesday of each month

                 SECTOR/SPECIALTY            2nd and 3rd Wednesday of each month
                 ----------------
Tim O'Brien      Utilities Industry
Caesar Bryan     International Investing
Ivan Arteaga     Telecom and Media
Hart Woodson     Global Convertibles

      The second and third Wednesday of each month will feature portfolio managers responsible for our more focused offerings. All chat sessions are held at 4:15 PM ET. Arrive early as attendance is limited. Days and times may vary based on portfolio manager availability.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      We empathize with shareholders who invested in the Trust at the beginning of this year. No one likes to see their investments decline -- particularly as far as our portfolio retreated this year. However, we believe patience will be rewarded, as it has for our long term shareholders. Even after this year's sharp decline, the Trust has produced average annualized returns of 21.58% since its inception. There are no guarantees we will be able to duplicate these results over the next several years. However, we believe disciplined multimedia investors will be satisfactorily rewarded.

                                 Sincerely,

                                 /S/ SIGNATURE

                                 MARIO J. GABELLI, CFA
                                 Portfolio Manager and Chief Investment Officer

February 1, 2001

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 2000
                                -----------------
           Liberty Media Group            USA Networks Inc.
           Telephone & Data Systems Inc.  ACNielsen Corp.
           Viacom Inc.                    Vivendi Universal SA
           Cablevision Systems Corp.      Chris-Craft Industries Inc.
           Liberty Corp.                  Gaylord Entertainment Co.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 2000

                                                                      MARKET
   SHARES                                               COST          VALUE
   ------                                               ----          ------

            COMMON STOCKS -- 94.9%
            COPYRIGHT/CREATIVITY COMPANIES -- 35.5%
            ADVERTISING -- 0.1%
     4,000  Bowlin Outdoor Advertising
              & Travel Cen$ers Inc.+ .............  $     20,162   $     27,000
     4,000  Havas Advertising SA .................        19,126         57,833
       100  Lamar Advertising Co. ................         3,279          3,859
     2,000  Publicis Groupe ......................        13,971         67,578
                                                    ------------   ------------
                                                          56,538        156,270
                                                    ------------   ------------
            CABLE PROGRAMMERS -- 3.0%
    60,000  Canal Plus, ADR+ .....................        10,818         43,038
   315,000  USA Networks Inc.+ ...................     2,994,505      6,122,812
                                                    ------------   ------------
                                                       3,005,323      6,165,850
                                                    ------------   ------------
            COMPUTER SOFTWARE AND SERVICES -- 0.9%
     1,000  Activision Inc.+ .....................         6,415         15,125
       360  America Online Inc.+ .................         2,800         12,528
    10,000  America Online
              Latin America Inc.+ ................        80,000         26,875
     3,000  Atlus Co. Ltd. .......................        17,662         18,415
     5,000  Block (H&R) Inc. .....................       189,933        206,875
     7,473  CNET Networks Inc.+ ..................       240,414        119,458
     3,230  EarthLink Inc.+ ......................        45,250         16,251
       500  Electronic Arts Inc.+ ................         5,588         21,312
   140,000  Genuity Inc.+ ........................     1,150,744        708,750
     5,000  Intel Corp. ..........................       148,500        151,250
     3,000  Internet.com Corp.+ ..................        43,125         17,812
    12,000  Microsoft Corp.+ .....................       584,380        522,000
     2,000  Mobius Management
              Systems+ ...........................        12,540          4,250
    20,000  NBC Internet Inc., Cl. A+ ............       361,050         70,000
       100  Pixar Inc.+ ..........................         2,200          3,000
    10,600  Talk.com Inc.+ .......................        56,803         15,237
     3,000  Ticketmaster Online-City
              Search Inc.+ .......................        40,375         25,125
     2,000  Via Net.Works Inc.+ ..................        22,000          7,625
                                                    ------------   ------------
                                                       3,009,779      1,961,888
                                                    ------------   ------------
            CONSUMER PRODUCTS -- 1.1%
    20,000  Mattel Inc. ..........................       241,358        288,800
   100,000  Shaw Industries Inc. .................     1,861,250      1,893,750
                                                    ------------   ------------
                                                       2,102,608      2,182,550
                                                    ------------   ------------
            DIVERSIFIED PUBLISHERS -- 13.5%
    20,000  Arnoldo Mondadori
              Editore SpA ........................        63,827        185,891
   100,000  Belo (A.H.) Corp., Cl. A .............     1,556,990      1,600,000
     1,000  Dow Jones & Co. Inc. .................        46,722         56,625
    12,000  EMAP plc .............................       216,542        151,382
    18,000  Gannett Co. Inc. .....................       967,807      1,135,125
     2,833  Golden Books Family
              Entertainment Inc.+ ................             0            368
    30,000  Harcourt General Inc. ................     1,301,497      1,716,000
    15,000  Harte-Hanks
              Communications Inc. ................       166,250        355,312
     1,000  Hollinger International Inc. .........        16,175         15,875
     4,500  Houghton Mifflin Co. .................        98,156        208,687
   114,000  Independent News &
              Media plc, Dublin ..................       169,063        310,382
    16,500  Journal Register Co.+ ................       268,702        265,031
    12,000  Knight-Ridder Inc. ...................       452,590        682,500
    55,000  Lee Enterprises Inc. .................     1,204,236      1,639,687
    20,000  McClatchy Newspapers
              Inc., Cl. A ........................       546,094        851,250
     8,000  McGraw-Hill
            Companies Inc. .......................       205,450        469,000

                                                                      MARKET
   SHARES                                               COST          VALUE
   ------                                               ----          ------
    26,000  Media General Inc., Cl. A ............  $  1,146,382   $    946,400
    20,000  Meredith Corp. .......................       336,825        643,750
   115,000  Nation Multimedia Group+ .............       110,028         35,788
   100,000  New Straits Times Press
              Berhad .............................       296,714        127,367
   150,000  Oriental Press Group .................        46,315         21,923
    92,000  Penton Media Inc. ....................     1,313,867      2,472,500
    10,000  Playboy Enterprises Inc.,
              Cl. A+ .............................        97,125         83,750
    97,400  Post Publishing Co. Ltd.+ ............        47,100         76,339
   125,000  PRIMEDIA Inc.+ .......................     1,468,873      1,492,187
    57,000  Pulitzer Inc. ........................     1,710,393      2,670,450
    65,000  Reader's Digest Association
              Inc., Cl. B ........................     1,526,742      2,275,000
    28,500  Scripps (E.W.) Co., Cl. A ............     1,714,350      1,791,937
    34,452  Singapore Press Holdings Ltd. ........       446,286        508,625
   385,000  South China Morning Post
              Holdings ...........................       273,458        286,285
       300  SPIR Communication ...................        23,329         20,265
    15,000  Telegraaf Holdingsmij - CVA ..........       285,271        304,185
    50,000  Thomas Nelson Inc. ...................       595,437        350,000
    85,000  Tribune Co. ..........................     2,892,899      3,591,250
    11,300  United Business Media
              plc, ADR ...........................       268,403        279,675
       800  Wiley (John) & Sons Inc.,
              Cl. B ..............................         5,692         16,800
     4,000  Wolters Kluwer NV ....................        90,625        109,056
                                                    ------------   ------------
                                                      21,976,215     27,746,647
                                                    ------------   ------------
            ENTERTAINMENT PRODUCTION -- 5.1%
     2,522  EMI Group plc ........................        12,682         20,720
    20,000  EMI Group plc, ADR ...................       317,997        328,340
     7,000  Grammy Entertainment plc+ ............        55,457         13,393
    10,000  GTECH Holdings Corp.+ ................       184,444        205,625
     2,000  Harvey Entertainment Co.+ ............         2,500            375
   680,000  Liberty Media Group, Cl. A+ ..........     2,375,460      9,222,500
     1,000  Martha Stewart Living
              Omnimedia Inc., Cl. A+ .............        18,000         20,062
    37,010  Metro-Goldwyn-Mayer Inc.+ ............       683,437        603,726
     3,000  Princeton Video Image Inc.+ ..........        21,000          3,937
   100,000  Shaw Brothers
              (Hong Kong) Ltd. ...................       145,929         77,565
     4,000  World Wrestling Federation
              Entertainment Inc.+ ................        58,000         64,000
                                                    ------------   ------------
                                                       3,874,906     10,560,243
                                                    ------------   ------------
            GLOBAL MEDIA AND ENTERTAINMENT -- 7.8%
       481  Boston Celtics L.P. ..................         4,267          3,728
    60,000  Disney (Walt) Co. ....................     1,560,349      1,736,250
    32,000  Fox Entertainment Group Inc. .........       722,750        572,000
    27,005  Gemstar-TV Guide
              International Inc.+ ................       848,178      1,252,357
     5,283  Granada Compass plc+ .................        35,566         57,490
    35,000  Grupo Televisa SA, GDR+ ..............       804,344      1,572,812
    20,000  News Corp. Ltd., ADR .................       396,739        645,000
    40,000  Six Flags Inc. .......................       671,273        687,500
     5,500  Sony Corp., ADR ......................       330,088        383,625
    37,000  Time Warner Inc. .....................       786,765      1,932,880
   152,000  Viacom Inc., Cl. A+ ..................     2,294,171      7,144,000
                                                    ------------   ------------
                                                       8,454,490     15,987,642
                                                    ------------   ------------
            HOTELS AND GAMING -- 3.9%
    10,000  Aztar Corp.+ .........................        51,125        129,375
     6,000  Churchill Downs Inc. .................       125,432        178,875
   200,700  Gaylord Entertainment Co. ............     5,123,074      4,189,612
   730,000  Hilton Group plc .....................     2,805,586      2,279,091
     2,000  MGM Mirage ...........................        38,814         56,375


                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000

                                                                      MARKET
   SHARES                                               COST          VALUE
   ------                                               ----          ------

            COMMON STOCKS (CONTINUED)
            COPYRIGHT/CREATIVITY COMPANIES (CONTINUED)
            HOTELS AND GAMING  (CONTINUED)
    10,000  Park Place
              Entertainment Corp.+ ...............  $     61,344   $    119,375
    30,000  Starwood Hotels &
              Resorts Worldwide Inc. .............       872,138      1,057,500
                                                    ------------   ------------
                                                       9,077,513      8,010,203
                                                    ------------   ------------
            INFORMATION PUBLISHING -- 0.1%
    15,000  Berlitz International Inc.+ ..........       280,750        120,937
     8,000  Data Broadcasting Corp.+ .............        52,250         28,000
       500  Dun and Bradstreet Corp.+ ............         6,320         12,938
     1,000  Moody's Corp. ........................        20,012         25,688
       500  Scholastic Corp.+ ....................        16,500         44,312
                                                    ------------   ------------
                                                         375,832        231,875
                                                    ------------   ------------
            TOTAL COPYRIGHT/
             CREATIVITY
             COMPANIES ...........................    51,933,204     73,003,168
                                                    ------------   ------------

            DISTRIBUTION COMPANIES -- 59.4%
            BROADCASTING -- 13.5%
    90,000  Ackerley Group Inc. ..................       690,687        810,000
     8,550  American Tower Corp., Cl. A+ .........       126,876        323,831
     5,000  BHC Communications Inc.,
              Cl. A+ .............................       660,825        646,250
    12,371  CanWest Global
              Communications Corp. ...............       144,036         97,422
    18,000  CanWest Global
              Communications Corp.,
              Sub-Voting .........................        92,011        142,607
     2,000  Carlton Communications
              plc, ADR ...........................        63,625         92,000
    76,150  Chris-Craft Industries Inc.+ .........     3,365,816      5,063,975
     1,440  Clear Channel
              Communications Inc.+ ...............        13,169         69,750
     8,333  Corus Entertainment Inc.,
              Cl. B+ .............................        33,927        216,368
     9,000  Cox Radio Inc., Cl. A+ ...............        55,500        203,062
    15,000  Crown Media Holdings
              Inc., Cl. A+ .......................       217,000        304,687
     1,000  Emmis Communications
              Corp., Cl. A+ ......................        10,489         28,687
    20,120  Fisher Companies Inc. ................     1,082,695      1,106,600
     2,000  General Electric Co. .................        19,537         95,875
   100,000  Granite Broadcasting Corp.+ ..........       885,547        100,000
    18,125  Gray Communications
              Systems Inc. .......................       230,438        286,602
   100,000  Gray Communications
              Systems Inc., Cl. B ................     1,295,437      1,468,750
     7,000  Groupe AB SA, ADR+ ...................        42,850        119,000
     5,000  Grupo Radio Centro,
              SA de CV, ADR ......................        42,937         39,375
    36,000  Hearst-Argyle Television Inc.+               359,949        735,750
     3,000  Infinity Broadcasting Corp.+ .........        89,231         83,812
     4,550  LaGardere S.C.A ......................       100,163        263,993
   151,000  Liberty Corp. ........................     6,950,356      6,143,813
     4,000  Metropole TV M6 SA ...................        35,208        150,027
     3,000  Nippon Television Network ............       507,941      1,016,637
     4,650  NRJ Groupe+ ..........................        22,694        132,890
     5,000  NTN Communications Inc.+ .............        24,062          3,125
    67,000  Paxson Communications
              Corp., Cl. A+ ......................       617,351        799,813
       500  Radio One Inc.+ ......................         5,510          5,344
     1,000  Radio One Inc., Cl. D+ ...............        11,428         11,000


                                                                      MARKET
   SHARES                                               COST          VALUE
   ------                                               ----          ------
     1,500  RTL Group (Brussels) .................  $     76,363   $    125,336
     1,000  RTL Group (New York) .................        41,860         82,149
     1,525  SAGA Communications
              Inc., Cl. A ........................         9,710         22,684
    45,000  Salem Communications
              Corp., Cl. A+ ......................       712,750        672,188
     2,000  SBS Broadcasting SA+ .................        42,022         52,375
    16,100  Sinclair Broadcast Group Inc.+ .......       150,912        161,503
    43,000  Sistem Televisyen
              Malaysia Berhad ....................        41,566         13,352
     1,000  Spanish Broadcasting
              System Inc., Cl. A+ ................        20,000          5,000
    50,000  Television Broadcasting Ltd. .........       187,673        262,824
    25,000  Television Francaise 1 ...............       249,649      1,349,588
    55,000  Tokyo Broadcasting
              System Inc. ........................       812,002      1,627,845
     3,000  TV Azteca, SA de C.V.+ ...............        36,350         29,813
    14,600  United Television Inc. ...............     1,326,097      1,693,600
       500  Wink Communications Inc.+ ............         8,000          3,000
    34,000  Young Broadcasting Inc.,
              Cl. A+ .............................       918,019      1,138,469
                                                    ------------   ------------
                                                      22,430,268     27,800,771
                                                    ------------   ------------
            BUSINESS SERVICES -- 7.2%
   150,000  ACNielsen Corp.+ .....................     5,438,750      5,437,500
    15,000  Carlisle Holdings Ltd.+ ..............        78,754        105,000
    25,000  Cendant Corp.+ .......................       265,375        240,625
       500  CheckFree Corp.+ .....................         5,520         21,531
     1,000  Convergys Corp.+ .....................        17,737         45,313
     8,000  Donnelley (R.H.) Corp. ...............       101,139        194,500
   274,000  Key3Media Group Inc.+ ................     1,634,000      3,339,375
       100  SYNAVANT Inc.+ .......................            38            469
     2,500  Traffix Inc.+ ........................        12,500          4,297
    26,100  Vivendi Universal SA .................     1,112,375      1,717,718
    55,900  Vivendi Universal SA, ADR ............     3,534,854      3,650,969
                                                    ------------   ------------
                                                      12,201,042     14,757,297
                                                    ------------   ------------
            CABLE -- 5.1%
     6,000  Austar United
              Communications Ltd.+ ...............        21,083          7,201
    73,000  Cablevision Systems
              Corp., Cl. A+ ......................     1,483,552      6,200,438
    22,000  Charter Communications
              Inc., Cl. A+ .......................       346,125        499,125
     5,000  Comcast Corp., Cl. A .................        35,039        206,563
     7,000  Comcast Corp., Cl. A,
              Special ............................        53,073        292,250
    18,000  Mediacom Communications
              Corp.+ .............................       148,875        309,375
    10,000  Mercom Inc.+ .........................       101,075        120,000
    60,517  NTL Inc.+ ............................     1,822,366      1,448,626
    22,680  Telewest Communications
              plc+ ...............................        37,551         34,980
    19,590  Telewest Communications
            plc, ADR+ ............................       328,599        308,543
    72,000  UnitedGlobalCom Inc.,
              Cl. A+ .............................       858,888        981,000
                                                    ------------   ------------
                                                       5,236,226     10,408,101
                                                    ------------   ------------
            CONSUMER SERVICES -- 0.2%
    20,000  Allied Domecq plc ....................       106,492        132,052
     6,000  Department 56 Inc.+ ..................        65,655         69,000
     3,000  Hotel Reservations Inc.,
              Cl. A+ .............................        48,000         85,125
    15,000  Lillian Vernon Corp. .................       223,875        105,000
                                                    ------------   ------------
                                                         444,022        391,177
                                                    ------------   ------------


                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000

                                                                      MARKET
   SHARES                                               COST          VALUE
   ------                                               ----          ------

            COMMON STOCKS (CONTINUED)
            DISTRIBUTION COMPANIES  (CONTINUED)
            ENERGY AND UTILITIES -- 0.3%
    50,000  El Paso Electric Co.+ ................  $    396,002   $    660,000
                                                    ------------   ------------
            ENTERTAINMENT DISTRIBUTION -- 2.1%
     6,000  AMC Entertainment Inc.+ ..............        11,737         24,000
   200,000  Blockbuster Inc., Cl. A ..............     2,750,800      1,675,000
   138,000  GC Companies Inc.+ ...................     1,328,000        276,000
     4,000  Liberty Digital Inc.+ ................        61,966         20,250
   100,000  Musicland Stores Corp.+ ..............     1,242,500      1,237,500
    39,000  Shaw Communications
              Inc., Cl. B ........................       105,571        908,782
    11,000  Shaw Communications
              Inc., Cl. B, Non-Voting+ ...........       103,451        253,000
                                                    ------------   ------------
                                                       5,604,025      4,394,532
                                                    ------------   ------------
            EQUIPMENT -- 1.6%
    35,000  Allen Telecom Inc.+ ..................       247,869        627,813
     2,000  Amphenol Corp., Cl. A+ ...............        31,075         78,375
       416  Avaya Inc.+ ..........................         9,760          4,290
     2,000  CommScope Inc.+ ......................        29,407         33,125
     1,000  Furukawa Electric Co. Ltd. ...........        15,169         17,469
     7,700  Hutchison Whampoa Ltd. ...............        71,267         96,004
     2,500  L-3 Communications
              Holdings Inc.+ .....................        55,000        192,500
    20,000  Lucent Technologies Inc. .............       389,915        270,000
    10,000  Motorola Inc. ........................       198,397        202,500
    20,000  Nortel Networks Corp. ................     1,121,252        641,250
   100,000  Oak Technology Inc.+ .................       479,468        868,750
     3,570  Philips Electronics NV, ADR ..........        29,368        129,413
     6,000  Scientific-Atlanta Inc. ..............        50,804        195,375
     2,000  TiVo Inc.+ ...........................        32,000         10,750
                                                    ------------   ------------
                                                       2,760,751      3,367,614
                                                    ------------   ------------
            INTERNATIONAL TELEPHONE -- 7.4%
    48,000  BCE Inc. .............................     1,058,750      1,389,000
     2,000  British Telecommunications
              plc, ADR ...........................       234,592        173,500
    74,000  Cable & Wireless plc, ADR ............     2,030,297      2,950,750
    27,000  Compania de
              Telecomunicaciones
              de Chile SA, ADR ...................       490,841        356,063
     2,000  Deutsche Telekom
            AG, ADR+ .............................        37,780         58,500
    10,000  Embratel Participacoes
              SA, ADR+ ...........................       210,605        156,875
     1,000  France Telecom SA, ADR ...............        34,488         85,688
        90  Japan Telecom Co. Ltd. ...............       992,218      1,852,014
       500  Magyar Tavkozlesi Rt, ADR ............         9,650         10,219
        10  Nippon Telegraph &
              Telephone Corp. ....................        81,575         72,067
    38,000  Philippine Long Distance
              Telephone Co., ADR .................       797,582        676,875
     6,000  PT Indonesia Satellite, ADR ..........        58,079         55,125
     4,320  PT Telekomunikasi
              Indonesia, ADR .....................        18,513         17,820
     4,000  Rostelecom, ADR ......................        29,778         20,750
     2,000  Sonera Group Oyj .....................        43,315         36,239
    36,000  Swisscom AG, ADR .....................     1,056,394        922,500
    18,432  Tele Norte Leste
              Participacoes SA, ADR ..............       252,380        420,480
     3,000  Telecom Argentina Stet
              France Telecom SA, ADR .............        54,442         47,063
     1,000  Telecom Corp. of
              New Zealand Ltd., ADR ..............        29,688         16,688


                                                                      MARKET
   SHARES                                               COST          VALUE
   ------                                               ----          ------

    58,355  Telefonica SA, ADR ...................  $  1,916,969   $  2,917,750
    20,000  Telefonos de Mexico SA,
              Cl. L, ADR .........................       308,988        902,500
     2,400  Telstra Corp. Ltd., ADR ..............        30,324         42,600
    45,000  TELUS Corp. ..........................       810,821      1,244,832
    20,000  TELUS Corp., Non-Voting ..............       408,424        522,633
    10,000  TELUS Corp., Non-Voting,
              ADR ................................       238,538        259,375
                                                    ------------   ------------
                                                      11,235,031     15,207,906
                                                    ------------   ------------
            SATELLITE -- 1.7%
       300  Asia Satellite
              Telecommunications
              Holdings Ltd., ADR .................         5,693          6,113
     2,100  British Sky Broadcasting
              Group, ADR .........................        56,080        212,100
    28,000  EchoStar Communications
              Corp., Cl. A+ ......................        91,970        637,000
    45,000  General Motors Corp., Cl. H+ .........       996,026      1,035,000
     4,000  Globalstar
              Telecommunications Ltd.+ ...........        13,663          3,625
    45,000  Liberty Satellite &
              Technology Inc., Cl. A+ ............       382,696        142,031
    20,000  Lockheed Martin Corp. ................       538,451        679,000
    15,008  Loral Space &
              Communications Ltd.+ ...............        72,137         47,838
    26,000  Pegasus Communications
              Corp.+ .............................       432,199        669,500
                                                    ------------   ------------
                                                       2,588,915      3,432,207
                                                    ------------   ------------
            TELECOMMUNICATIONS -- 4.0%
     4,266  Aliant Inc. ..........................        39,187         94,720
     3,000  Allegiance Telecom Inc.+ .............        28,500         66,797
    10,000  ALLTEL Corp. .........................       498,506        624,375
     4,000  Brasil Telecom
              Participacoes SA, ADR ..............       231,475        236,000
    14,000  BroadWing Inc.+ ......................       296,193        319,375
     2,000  Choice One
              Communications Inc.+ ...............        40,000         18,625
   130,000  Citizens Communications Co. ..........     1,484,271      1,706,250
    50,000  CoreComm Ltd.+ .......................       297,188        247,656
     5,000  Eircom plc ...........................        21,813         12,886
    25,000  Electric Lightwave Inc.,
              Cl. A+ .............................       176,009         82,813
    14,500  Elisa Communications
              Oyj, Cl. A .........................       469,671        312,151
    12,000  Global Crossing Ltd.+ ................       214,995        171,750
     3,000  Global Telesystems
              Group Inc.+ ........................         8,705          2,438
     1,305  Hellenic Telecommunications
              Organization SA ....................        18,163         19,267
    24,000  Jasmine International
              Public Co. Ltd.+ ...................         5,040          4,703
     1,000  Jazztel plc, ADR+ ....................        17,447         10,750
    10,000  Metromedia International
              Group Inc.+ ........................        83,550         26,000
    33,646  Qwest Communications
              International Inc.+ ................     1,458,680      1,379,486
    32,000  RCN Corp.+ ...........................       281,392        202,000
     9,655  Rogers Communications
              Inc., Cl. B+ .......................       148,207        162,630
   125,345  Rogers Communications
              Inc., Cl. B, ADR+ ..................     1,143,419      2,130,865
     5,500  Time Warner Telecom
              Inc., Cl. A+ .......................        77,000        348,906
     3,000  USN Communications Inc.+ .............        12,165             18


                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000

                                                                      MARKET
   SHARES                                               COST          VALUE
   ------                                               ----          ------

            COMMON STOCKS (CONTINUED)
            DISTRIBUTION COMPANIES  (CONTINUED)
            TELECOMMUNICATIONS (CONTINUED)
     6,000  WorldCom Inc.+ .......................  $    115,693   $     84,000
                                                    ------------   ------------
                                                       7,167,269      8,264,461
                                                    ------------   ------------
            TELECOMMUNICATIONS: LONG DISTANCE -- 0.6%
    44,505  AT&T Corp. ...........................       954,639        770,493
    17,000  Sprint Corp.+ ........................       298,511        345,313
     3,000  Startec Global
              Communications Corp.+ ..............        28,646         11,625
    26,000  Viatel Inc.+ .........................       256,295         96,688
                                                    ------------   ------------
                                                       1,538,091      1,224,119
                                                    ------------   ------------
            U.S. REGIONAL OPERATORS -- 1.9%
    24,434  Commonwealth Telephone
              Enterprises Inc.+ ..................       528,513        855,190
    24,400  Commonwealth Telephone
              Enterprises Inc., Cl. B+ ...........       318,107        927,200
     5,000  SBC Communications Inc. ..............       112,521        238,750
    38,000  Verizon Communications ...............     1,440,663      1,904,750
                                                    ------------   ------------
                                                       2,399,804      3,925,890
                                                    ------------   ------------
            WIRELESS COMMUNICATIONS -- 13.8%
    40,000  AT&T Wireless Group+ .................       887,518        692,500
    47,000  CenturyTel Inc. ......................       803,040      1,680,250
    15,000  Leap Wireless
              International Inc.+ ................       164,200        375,000
    18,000  Libertel NV+ .........................       246,418        201,945
    70,000  Nextel Communications
              Inc., Cl. A+ .......................     2,470,512      1,732,500
       100  NTT DoCoMo Inc.+ .....................       762,806      1,725,043
    18,000  Price Communications Corp.+ ..........        79,176        302,625
     7,000  Qualcomm Inc.+ .......................       116,031        575,313
   100,000  Rogers Wireless
              Communications Inc., Cl. B+ ........     1,350,163      1,768,750
    14,000  Rural Cellular Corp., Cl. A+ .........       196,252        414,750
    38,680  SK Telecom Co. Ltd., ADR .............       380,367        911,398
    44,000  Sprint Corp. (PCS Group)+ ............     1,547,837        899,250
     1,650  Tele Celular Sul
              Participacoes SA, ADR ..............        26,379         43,106
     5,500  Tele Centro Oeste Celular
              Participacoes SA, ADR ..............        16,487         53,281
       330  Tele Leste Celular
              Participacoes SA, ADR ..............         8,827         11,385
       825  Tele Nordeste Celular
              Participacoes SA, ADR ..............        12,175         34,134
       330  Tele Norte Celular
              Participacoes SA, ADR ..............         5,098         11,138
   380,000  Telecom Italia Mobile SpA ............       861,292      3,032,465
       825  Telemig Celular
              Participacoes SA, ADR ..............        23,843         49,088
    85,000  Telephone & Data
              Systems Inc. .......................     3,653,968      7,650,000
     6,600  Telesp Celular
              Participacoes SA, ADR ..............       211,036        178,200
    30,000  Teligent Inc., Cl. A+ ................       185,000         58,125
    18,000  Total Access
              Communications plc+ ................       113,625         48,420
    20,000  U.S. Cellular Corp.+ .................     1,201,700      1,205,000
     5,000  Vimpel-Communications,
              ADR+ ...............................        88,063         74,375
    18,000  Vodafone Group plc, ADR ..............       446,795        644,625

                                                                      MARKET
   SHARES                                               COST          VALUE
   ------                                               ----          ------

    38,025  VoiceStream Wireless Corp.+ ..........  $    673,885   $  3,826,266
     2,000  Western Wireless Corp.,
              Cl. A+ .............................        19,810         78,375
    20,000  Winstar
              Communications Inc.+ ...............       292,393        233,750
                                                    ------------   ------------
                                                      16,844,696     28,511,057
                                                    ------------   ------------
            TOTAL DISTRIBUTION
               COMPANIES .........................    90,846,142    122,345,132
                                                    ------------   ------------
            TOTAL COMMON
               STOCKS ............................   142,779,346    195,348,300
                                                    ------------   ------------

            PREFERRED STOCKS -- 1.8%
            BUSINESS SERVICES -- 0.0%
     6,000  Cendant Corp.,
               1.30% Cv. Pfd. ....................       152,737         78,000
                                                    ------------   ------------
            GLOBAL MEDIA AND ENTERTAINMENT -- 0.8%
    55,000  News Corp. Ltd.,
               Pfd., ADR .........................       876,012      1,598,438
                                                    ------------   ------------
            U.S. REGIONAL OPERATORS -- 1.0%
    40,000  Citizens Communications Co.,
              5.00% Cv. Pfd. .....................     1,914,413      2,120,000
                                                    ------------   ------------
            TOTAL PREFERRED
              STOCKS .............................     2,943,162      3,796,438
                                                    ------------   ------------
   PRINCIPAL
    AMOUNT
   ---------
            CORPORATE BONDS -- 0.3%
            BUSINESS SERVICES -- 0.2%
  $300,000  Trans-Lux Corp., Sub. Deb. Cv.
              7.50%, 12/01/06 ....................       283,737        240,000
                                                    ------------   ------------
            COMPUTER SOFTWARE AND SERVICES -- 0.0%
    50,000  BBN Corp., Sub. Deb. Cv.
              6.00%, 04/01/12 (a) ................        49,411         48,375
                                                    ------------   ------------
            DIVERSIFIED PUBLISHERS -- 0.0%
    58,000  Golden Books Family
             Entertainment Inc., PIK
              10.75%, 12/31/04 ...................        54,854         10,730
                                                    ------------   ------------
            GLOBAL MEDIA AND ENTERTAINMENT -- 0.0%
    20,000  Boston Celtics L.P., Sub. Deb. Cv.
              6.00%, 06/30/38 ....................        12,212         10,350
                                                    ------------   ------------
            HOTELS AND GAMING -- 0.1%
   300,000  Hilton Hotels Corp., Sub. Deb. Cv.
              5.00%, 05/15/06 ....................       240,916        255,375
                                                    ------------   ------------
            TOTAL CORPORATE
              BONDS ..............................       641,130        564,830
                                                    ------------   ------------
    SHARES
    ------
            WARRANTS -- 0.0%
            ADVERTISING -- 0.0%
       200  Havas Advertising SA,
              expire 05/13/01 ....................             0          1,202
                                                    ------------   ------------
   PRINCIPAL
    AMOUNT
   ---------
            U.S. GOVERNMENT OBLIGATIONS -- 4.4%
$9,117,000  U.S. Treasury Bills,
             5.63% to 6.38%++,
              due 01/11/01 to 03/22/01 ...........     9,032,215      9,036,648
                                                    ------------   ------------



                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000
                                                                      MARKET
   SHARES                                               COST          VALUE
   ------                                               ----          ------

  TOTAL INVESTMENTS -- 101.4% ....................  $155,395,853   $208,747,418
                                                    ============
  OTHER ASSETS, LIABILITIES,
    AND LIQUIDATION VALUE OF
    CUMULATIVE PREFERRED STOCK -- (16.4)% ......................    (33,721,460)
                                                                   ------------
  NET ASSETS - COMMON STOCK -- 85.0%
    (14,339,853 common shares outstanding) .....................    175,025,958
                                                                   ------------
  NET ASSETS - PREFERRED STOCK -- 15.0%
    (1,234,700 preferred shares outstanding) ...................     30,867,500
                                                                   ------------
  TOTALNET ASSETS -- 100.0%                                        $205,893,458
                                                                   ============
  NET ASSET VALUE PER COMMON SHARE
    ($175,025,958 [DIVIDE] 14,339,853 shares outstanding) ......         $12.21
                                                                         ======

  PRINCIPAL                                          SETTLEMENT  NET UNREALIZED
   AMOUNT                                               DATE      APPRECIATION
  ---------                                          ----------  --------------
  FORWARD FOREIGN EXCHANGE CONTRACTS
  6,099,988(b)Deliver Hong Kong Dollars
                in exchange for
                USD 783,645 ...............           08/03/01       $2,355
                                                                     ======


  ----------------------------
        For Federal tax purposes:
        Aggregate cost .........................................   $155,783,259
                                                                   ============
        Gross unrealized appreciation ..........................   $ 65,940,171
        Gross unrealized depreciation ..........................    (12,976,012)
                                                                   ------------
        Net unrealized appreciation ............................   $ 52,964,159
                                                                   ============
  ----------------------------
(a)   Security fair valued under procedures established by the Board of
      Directors.
(b)   Principal amount denoted in Hong Kong Dollars.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt
USD - United States Dollars
GDR - Global Depositary Receipt

                                                        % OF
                                                       MARKET        MARKET
                                                        VALUE         VALUE
                                                       ------     ------------
        GEOGRAPHIC DIVERSIFICATION
        United States ...........................       75.0%     $156,531,916
        Europe ..................................       10.9        22,751,495
        Asia/Pacific Rim ........................        7.3        15,213,711
        Canada ..................................        4.7         9,832,234
        Latin America ...........................        2.1         4,418,062
                                                       -----      ------------
        Total Investments                              100.0%     $208,747,418
                                                       =====      ============


                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000

ASSETS:
   Investments, at value
      (Cost $155,395,853) ................    $208,747,418
   Cash and foreign currency, at value
      (Cost $1,015,927) ..................       1,006,967
   Dividends and interest receivable .....         193,061
   Receivable for investments sold .......       2,314,631
   Unrealized appreciation on forward foreign
      exchange contracts .................           2,355
   Other assets ..........................           8,295
                                              ------------
   TOTAL ASSETS ..........................     212,272,727
                                              ------------
LIABILITIES:
   Payable for investments purchased .....          10,725
   Dividends payable .....................       5,716,552
   Payable for investment advisory fees ..         150,558
   Payable to custodian ..................           5,250
   Other accrued expenses and liabilities          496,184
                                              ------------
   TOTAL LIABILITIES .....................       6,379,269
                                              ------------
   NET ASSETS ............................    $205,893,458
                                              ============
NET ASSETS CONSIST OF:
   Cumulative Preferred Stock (7.92%,
      $25.00 liquidation value, $0.001 par
      value, 2,000,000 shares authorized
      with 1,234,700 shares issued and
      outstanding) .......................    $ 30,867,500
   Capital stock, at par value ...........          14,340
   Additional paid-in capital ............     121,197,710
   Accumulated net investment income .....          83,073
   Accumulated net realized gain on
      investments and foreign currency
      transactions .......................         385,285
   Net unrealized appreciation on investments
      and foreign currency transactions ..      53,345,550
                                              ------------
   TOTAL NET ASSETS ......................    $205,893,458
                                              ============
   Net Asset Value PER COMMON SHARE
     ($175,025,958 [DIVIDE] 14,339,853 shares
     outstanding; 200,000,000 shares
     authorized of $0.001 par value) .....          $12.21
                                                    ======

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
   Dividends (net of foreign
     taxes of $54,733) ....................   $  4,197,790
   Interest ...............................      1,827,751
                                              ------------
   TOTAL INVESTMENT INCOME ................      6,025,541
                                              ------------
EXPENSES:
   Investment advisory fees ...............      2,078,317
   Shareholder services fees ..............        377,195
   Payroll ................................        220,767
   Shareholder communications expenses ....        133,166
   Legal and audit fees ...................        132,371
   Custodian fees .........................         61,058
   Directors' fees ........................         60,128
   Miscellaneous expenses .................         50,631
                                              ------------
   TOTAL EXPENSES .........................      3,113,633
                                              ------------
   NET INVESTMENT INCOME ..................      2,911,908
                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain on investments .......     21,987,013
   Net realized loss on foreign
      currency transactions ...............        (21,433)
                                              ------------
   Net realized gain on investments and
      foreign currency transactions .......     21,965,580
                                              ------------
   Net change in unrealized appreciation
      on investments and foreign currency
      transactions ........................    (85,687,996)
                                              ------------
   NET REALIZED AND UNREALIZED LOSS
      ON INVESTMENTS AND FOREIGN
      CURRENCY TRANSACTIONS ...............    (63,722,416)
                                              ------------
   NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS .....................   $(60,810,508)
                                              ============


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                             YEAR ENDED         YEAR ENDED
                                                                                         DECEMBER 31, 2000   DECEMBER 31, 1999
                                                                                         ------------------  -----------------
OPERATIONS:
   Net investment income (loss) ........................................................    $  2,911,908      $   (530,929)
   Net realized gain on investments, futures contracts and foreign
      currency transactions ............................................................      21,965,580        42,777,957
   Net change in unrealized appreciation (depreciation) on investments and
      foreign currency transactions ....................................................     (85,687,996)       82,599,526
                                                                                            ------------      ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....................     (60,810,508)      124,846,554
                                                                                            ------------      ------------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income ...............................................................      (2,345,263)               --
   Net realized gain on investments, futures contracts and foreign
      currency transactions ............................................................     (20,018,210)      (39,124,967)
                                                                                            ------------      ------------
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ....................................     (22,363,473)      (39,124,967)
                                                                                            ------------      ------------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net investment income ...............................................................        (265,608)               --
   Net realized gain on investments, futures contracts and foreign
      currency transactions ............................................................      (2,180,583)       (2,475,000)
                                                                                            ------------      ------------
   TOTAL DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS .................................      (2,446,191)       (2,475,000)
                                                                                            ------------      ------------
SHARE TRANSACTIONS:
   Shares issued in rights offering ....................................................      46,341,194                --
   Shares repurchased by the Multimedia Trust ..........................................        (959,162)         (501,046)
   Net decrease from repurchases of preferred stock ....................................        (356,369)               --
                                                                                            ------------      ------------
   NET INCREASE (DECREASE) IN NET ASSETS ...............................................     (40,594,509)       82,745,541

NET ASSETS:
   Beginning of period .................................................................     246,487,967       163,742,426
                                                                                            ------------      ------------
   End of period (Including undistributed net investment income of $83,073
      and $0, respectively) ............................................................    $205,893,458      $246,487,967
                                                                                            ============      ============

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") is a closed-end, non-diversified management investment company organized as a Maryland corporation on March 31, 1994 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital with income as a secondary objective. The Multimedia Trust had no operations prior to November 15, 1994, other than the sale of 10,000 shares of common stock for $100,000 to The Gabelli Equity Trust Inc. (the "Equity Trust"). Investment operations commenced on November 15, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Multimedia Trust in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

      REPURCHASE AGREEMENTS. The Multimedia Trust may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Multimedia Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Multimedia Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Multimedia Trust's holding period. The Multimedia Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Multimedia Trust in each agreement. The Multimedia Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Multimedia Trust may be delayed or limited.

      SECURITIES SOLD SHORT. A short sale involves selling a security which the Multimedia Trust does not own. The proceeds received for short sales are recorded as liabilities and the Multimedia Trust records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Multimedia Trust records a realized gain or loss when the short position is closed out. By entering into a short sale, the Multimedia Trust bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Multimedia Trust on the ex-dividend date and interest expense is recorded on the accrual basis.

      FORWARD FOREIGN EXCHANGE CONTRACTS. The Multimedia Trust may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Multimedia Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

       The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Multimedia Trust's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

result should the value of the currency increase. In addition, the Multimedia Trust could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      FOREIGN CURRENCY TRANSLATION. The books and records of the Multimedia Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Multimedia Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Multimedia Trust, timing differences and differing characterization of distributions made by the Multimedia Trust. Distributions to shareholders of the Multimedia Trust's 7.92% Cumulative Preferred Stock ("Cumulative Preferred Stock") are accrued on a daily basis and are determined as described in Note 5.

      For the year ended December 31, 2000, reclassifications were made to decrease accumulated undistributed net investment income for $217,964 with an offsetting adjustment to accumulated undistributed net realized gain on investments and foreign currency transactions.

      PROVISION FOR INCOME TAXES. The Multimedia Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

      Dividends and interest from non-U.S. sources received by the Multimedia Trust are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Multimedia Trust intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Multimedia Trust's total net assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Multimedia Trust is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Multimedia Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Multimedia Trust will pay the Adviser on the first business day of each month a fee for the previous month equal on an annual basis to 1.00% of the value of the Multimedia Trust's average weekly net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Multimedia Trust's portfolio and oversees the administration of all aspects of the Multimedia Trust's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the net asset value of the common shares of the Multimedia Trust, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of the Cumulative Preferred Stock. For the year ended December 31, 2000, the Multimedia Trust's total return on the net asset value of the common shares did not exceed the stated dividend rate of the Cumulative Preferred Stock. Thus, such management fees were not earned on the incremental assets.

      During the year ended December 31, 2000, Gabelli & Company, Inc. and its affiliates received $112,794 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Multimedia Trust.

      In connection with the 2000 Rights Offering, holders of unexercised rights to purchase shares of the Multimedia Trust's common stock ("Rights") were permitted to instruct the Subscription Agent to sell such Rights on their behalf. The Subscription Agent was permitted to effect such sales through Gabelli & Company, Inc., unless the Subscription Agent was able to negotiate a lower commission rate with an independent broker. Total commissions from sales of Rights effected by the Subscription Agent through Gabelli & Company, Inc. amounted to $15,362.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.  PORTFOLIO  SECURITIES.   Cost  of  purchases  and  proceeds  from  sales  of
securities, other than short-term securities, for the year ended December 31, 2000 aggregated $86,297,992 and $65,697,757, respectively.

5. CAPITAL. The Board of Directors of the Multimedia Trust has authorized the repurchase of up to 1,000,000 shares of the Multimedia Trust's outstanding common stock. During the year ended December 31, 2000, the Multimedia Trust repurchased 72,400 shares of its common stock in the open market at a cost of $959,162 and an average discount of approximately 17.51% from its net asset value. During the fiscal year ended December 31, 1999, the Multimedia Trust repurchased 42,400 shares of its common stock in the open market at a cost of $501,046 and an average discount of approximately 15.84% from its net asset value. All shares repurchased have been retired.

    Transactions in capital stock were as follows:

                                                                   YEAR ENDED                   YEAR ENDED
                                                               DECEMBER 31, 2000             DECEMBER 31, 1999
                                                            ------------------------       --------------------
                                                              Shares        Amount         Shares        Amount
                                                            ---------    -----------       -------    ---------
Shares issued in rights offering ......................     3,598,938    $46,341,194            --           --
Shares repurchased by the Multimedia Trust ............       (72,400)      (959,162)      (42,400)   $(501,046)
                                                            ---------    -----------       -------    ---------
Net increase (decrease) ...............................     3,526,538    $45,382,032       (42,400)   $(501,046)
                                                            =========    ===========       =======    =========

      The Multimedia Trust's Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to Common Shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Multimedia Trust is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Multimedia Trust fails to meet these requirements and does not correct such failure, the Multimedia Trust may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Multimedia Trust's ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times. Commencing June 1, 2002 and thereafter, the Multimedia Trust, at its option, may redeem the Cumulative Preferred Stock in whole or in part at the redemption price. During the year ended December 31, 2000, the Multimedia Trust repurchased 15,300 shares of Cumulative Preferred Stock at a cost of $356,369 and at an average price of $23.29 per share. At December 31, 2000, 1,234,700 shares of the Cumulative Preferred Stock were outstanding at the fixed dividend rate of 7.92 percent per share and accrued dividends amounted to $40,745. The income received on the Multimedia Trust's assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

      The holders of Cumulative Preferred Stock have voting rights equivalent to those of the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. In addition, the 1940 Act requires that along with approval of a majority of the holders of common stock, approval of a majority of the holders of any outstanding shares of Cumulative Preferred Stock, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the Cumulative Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

6. INDUSTRY CONCENTRATION. Because the Multimedia Trust primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. RIGHTS OFFERING. On June 19, 2000, the Multimedia Trust distributed one transferable right for each of the 10,796,814 common shares outstanding to shareholders of record on that date. Three rights were required to purchase one additional common share at the subscription price of $13.00 per share. The subscription period expired on July 26, 2000. The rights offering was fully subscribed resulting in the issuance of 3,598,938 common shares and proceeds of $46,786,194 to the Multimedia Trust, prior to the deduction of estimated expenses of $445,000.

      The net asset value per share of the Multimedia Trust common shareholders was reduced by approximately $1.36 per share as a result of the issuance.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN MULTIMEDIA TRUST COMMON SHARE OUTSTANDING THROUGHOUT EACH
PERIOD:

                                                                                   YEAR ENDED DECEMBER 31,
                                                                 ------------------------------------------------------------
OPERATING PERFORMANCE:                                             2000          1999         1998         1997        1996
                                                                   ----          ----         ----         ----        ----
   Net asset value, beginning of period .....................    $  19.90      $  12.20     $   9.91     $   8.10     $  7.81
                                                                 --------      --------     --------     --------     -------
   Net investment income (loss) .............................        0.21         (0.05)       (0.03)        0.01        0.01
   Net realized and unrealized gain (loss)
     on investments .........................................       (4.74)        11.54         3.33         2.85        0.63
                                                                 --------      --------     --------     --------     -------
   Total from investment operations .........................       (4.53)        11.49         3.30         2.86        0.64
                                                                 --------      --------     --------     --------     -------
   Increase (decrease) in net asset value from
     Multimedia Trust share transactions ....................       (1.35)         0.06         0.02         0.06        0.02
   Offering expenses charged to capital surplus .............       (0.04)           --           --        (0.13)         --

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income ....................................       (0.16)           --           --        (0.01)      (0.01)
   Net realized gain on investments .........................       (1.41)        (3.62)       (0.80)       (0.84)      (0.36)
   In excess of net investment income and/or net
     realized gain on investments ...........................          --            --           --        (0.00)(a)   (0.00)(a)

DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net investment income ....................................       (0.02)           --           --        (0.00)(a)      --
   Net realized gain on investments .........................       (0.18)        (0.23)       (0.23)       (0.13)         --
                                                                 --------      --------     --------     --------     -------
   Total distributions ......................................       (1.76)        (3.85)       (1.03)       (0.98)      (0.37)
                                                                 --------      --------     --------     --------     -------
   Net asset value, end of period ...........................    $  12.21      $  19.90     $  12.20     $   9.91     $   8.10
                                                                 --------      --------     --------     --------     -------
   Market value, end of period ..............................    $  10.31      $  18.75     $  10.94     $   8.75     $   6.88
                                                                 --------      --------     --------     --------     -------
   Net asset value total return++ ...........................       (24.9)%        96.6%        33.0%        34.4%        9.4%
                                                                 ========      ========     ========     ========     =======
   Total investment return+ .................................       (35.0)%       106.6%        35.1%        39.6%        7.4%
                                                                 ========      ========     ========     ========     =======
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO
   COMMON STOCK SHAREHOLDERS AND
   SUPPLEMENTAL DATA
   Net assets, end of period (in 000's) .....................    $205,893      $246,488     $163,742     $140,416     $91,462
   Net assets attributable to common shares,
     end of period (in 000's) ...............................    $175,026      $215,238     $132,492     $109,166     $91,462
   Ratio of net investment income (loss) to average
     net assets attributable to common stock ................        1.36%        (0.30)%      (0.32)%       0.07%       0.13%
   Ratio of operating expenses to average
     net assets attributable to common stock ................        1.46%         1.56%        2.53%        2.09%       1.87%
   Ratio of operating expenses to average
     total net assets (c) ...................................        1.27%         1.32%        2.01%        1.77%       1.87%
   Portfolio turnover rate ..................................        29.9%         43.1%        44.6%        96.1%       32.1%

PREFERRED STOCK:
   Liquidation value, end of period (in 000's) ..............    $ 30,868      $ 31,250     $ 31,250      $31,250          --
   Total shares outstanding (in 000's) ......................       1,235          1,250       1,250        1,250          --
   Asset coverage ...........................................         667%          789%         524%         443%         --
   Liquidation preference per share .........................    $  25.00      $  25.00     $  25.00     $  25.00          --
   Average market value (b) .................................    $  23.54      $  25.13     $  25.96     $  25.59          --

--------------------------------

+ Based on market value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.
++ Based on net asset value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.
(a) Amount represents less than $0.005 per share.
(b) Based on weekly prices.
(c) Amounts are attributable to both common and preferred stock assets. Prior to 1997, there was no preferred stock outstanding.

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Gabelli Global Multimedia Trust Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Global Multimedia Trust Inc. (the "Multimedia Trust") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Multimedia Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
February 14, 2001

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2000

CASH DIVIDENDS AND DISTRIBUTIONS

                                          TOTAL AMOUNT       ORDINARY         LONG-TERM       DIVIDEND
                PAYABLE        RECORD         PAID          INVESTMENT         CAPITAL      REINVESTMENT
                 DATE           DATE        PER SHARE         INCOME            GAINS           PRICE
               --------        ------     ------------      ----------        ---------     ------------
COMMON SHARES
               03/24/00       03/16/00      $0.0750          $0.0303           $0.0447       $17.2448
               12/26/00       12/15/00       1.5000           0.3415            1.1585        11.6683
                                            --------         -------           -------
                                            $1.5750          $0.3718           $1.2032

PREFERRED SHARES
               03/27/00       03/20/00      $0.4950          $0.1135           $0.3815
               06/26/00       06/19/00       0.4950           0.1135            0.3815
               09/26/00       09/18/00       0.4950           0.1135            0.3815
               12/26/00       12/18/00       0.4950           0.1135            0.3815
                                            -------          -------           -------
                                            $1.9800          $0.4540           $1.5260

    A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2000 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. 100% of the long-term capital gains paid by the Multimedia Trust in 2000 was classified as "20% Rate Gains" subject to a maximum tax rate of 20% (or 10% depending on an individual's tax bracket). Capital gain distributions are reported in box 2a of Form 1099-DIV.

NON-TAXABLE RETURN OF CAPITAL

    The amount received as a non-taxable (return of capital) distribution should be applied to reduce the tax cost of shares. There is no return of capital in 2000.

CORPORATE DIVIDENDS RECEIVED DEDUCTION AND U.S. GOVERNMENT SECURITIES INCOME
    The Multimedia Trust paid to common and preferred shareholders an ordinary income dividend of $0.3718 per share and $0.4540 per share, respectively, in 2000. The percentage of such dividends that qualifies for the dividends received deduction available to corporations is 11.56% for all such dividends paid in 2000. The percentage of the ordinary income dividends paid by the Multimedia Trust during 2000 derived from U.S. Government Securities was 17.98%. However, it should be noted that the Multimedia Trust did not hold more than 50% of its assets in U.S. Government Securities at the end of each calendar quarter during 2000.

                 HISTORICAL DISTRIBUTION SUMMARY - COMMON STOCK

                                        SHORT-          LONG-
                                         TERM           TERM        NON-TAXABLE                        ADJUSTMENT
                     INVESTMENT         CAPITAL        CAPITAL       RETURN OF          TOTAL              TO
                       INCOME          GAINS(B)         GAINS         CAPITAL       DISTRIBUTIONS      COST BASIS
                     ----------        --------        -------      -----------     -------------      ----------
2000(c) ............  $0.1630          $0.2088         $1.2032          --            $1.5750               --
1999 ...............     --             1.2834          2.3366          --             3.6200               --
1998 ...............     --             0.1995          0.6005          --             0.8000               --
1997 ...............   0.0058           0.2682          0.5760          --             0.8500               --
1996 ...............   0.0103           0.0790          0.2857          --             0.3750               --
1995(a) ............   0.0788           0.1529          0.0183          --             0.2500               --
1994 ...............   0.0305           0.0010          0.0014        $0.0171          0.0500           $0.0171(d)

                HISTORICAL DISTRIBUTION SUMMARY - PREFERRED STOCK

                                        SHORT-          LONG-
                                         TERM           TERM        NON-TAXABLE                        ADJUSTMENT
                     INVESTMENT         CAPITAL        CAPITAL       RETURN OF          TOTAL              TO
                       INCOME          GAINS(B)         GAINS         CAPITAL       DISTRIBUTIONS      COST BASIS
                     ----------        --------        -------      -----------     -------------      ----------
2000                   $0.2150         $0.2390         $1.5260          --            $1.9800               --
1999                     --             0.7020          1.2780          --             1.9800               --
1998                     --             0.4936          1.4864          --             1.9800               --
1997                   0.0077           0.3523          0.7565          --             1.1165               --
--------------------------

(a) On August 11, 1995, the Company distributed Rights equivalent to $0.46 per share based upon full subscription of all issued shares.
(b) Taxable as ordinary income.
(c) On June 19, 2000, the Company distributed Rights equivalent to $1.36 per share based upon full subscription of all issued shares.
(d) Decrease in cost basis.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the policy of The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Multimedia Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Multimedia Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Multimedia Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                    The Gabelli Global Multimedia Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street Bank and Trust Company at 1 (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank and Trust Company must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

   If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at such participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Multimedia Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Multimedia Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Multimedia Trust valued at market price. If the Multimedia Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Multimedia Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Multimedia Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Multimedia Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name and participate in the Dividend Reinvestment Plan.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank and Trust Company for investments in the Multimedia Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street Bank and Trust Company will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. State Street Bank and Trust Company will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by State Street Bank and Trust Company at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Multimedia Trust.

--------------------------------------------------------------------------------
  The Annual Meeting of the Multimedia Trust's stockholders will be held at 10:30 A.M. on Monday, May 14, 2001, at the Greenwich Public Library, 101 West Putnam Avenue in Greenwich, Connecticut.
--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS

                     THE GABELLI GLOBALMULTIMEDIA TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN AND CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Felix J. Christiana
  FORMER SENIOR VICE PRESIDENT,
  DOLLAR DRY DOCK SAVINGS BANK

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR, PACE UNIVERSITY

Werner J. Roeder, MD
  MEDICAL DIRECTOR, LAWRENCE HOSPITAL

Salvatore J. Zizza
  CHAIRMAN, THE BETHLEHEM CORP.

OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Peter W. Latartara
  VICE PRESIDENT

Brandon J. McCue
  VICE PRESIDENT

James E. McKee
  SECRETARY

INVESTMENT ADVISOR

Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1434

CUSTODIAN, TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company

COUNSEL

Willkie Farr & Gallagher

STOCK EXCHANGE LISTING
                           Common    7.92% Preferred
                           ------    ---------------
NYSE-Symbol:                 GGT         GGT Pr
Shares Outstanding:      14,339,853     1,234,700

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

------------------------------------------------------------
  For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at:
  HTTP://WWW.GABELLI.COM or e-mail us at:
  closedend@gabelli.com
------------------------------------------------------------

--------------------------------------------------------------------------------
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Multimedia Trust may from time to time purchase shares of its common stock in the open market when the Multimedia Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Multimedia Trust may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of
  $25.00.
--------------------------------------------------------------------------------

                   THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

                   ONE CORPORATE CENTER, RYE, NY 10580-1434


                     PHONE: 1-800-GABELLI (1-800-422-3554)
                 FAX: 1-914-921-5118 INTERNET: WWW.GABELLI.COM
                         E-MAIL: CLOSEDEND@GABELLI.COM

                                                                  GBFMT-AR-12/00